Exhibit 10.9



                          MILACRON INC.
           RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS


                           ARTICLE I

                            PURPOSE

1.1  The  purpose of this Plan is to provide retirement  benefits to Directors of Milacron Inc. (the "Company") who

     meet the eligibility requirements of the Plan.



                           ARTICLE II

                          DEFINITIONS

2.1  "Base  Retainer"  means the basic annual retainer  for  non-

     employee  Directors  in effect as of an Eligible  Director's last  date of service on the Milacron Inc.  Board

     of  Directors.   As  used herein, Base  Retainer  shall  not

     include any additional annual retainer available as a result of  a Director acting as chairman of any committee nor shall it  include any fees available as a result of attendance  at

     Board  of  Directors' or its committees' meetings, or  other payments made for other services a Director may render.

2.2  "Board  of  Directors"  means  the  Board  of  Directors  of

     Milacron Inc.

2.3  "Company" means Milacron Inc.

2.4  "Compensation Committee" means the Compensation Committee of the Board of Directors.

2.5  "Director"  means  a duly-elected member  of  the  Board  of

     Directors.

2.6  "Eligible Director" means a Director or former Director  who has  served  on  the  Board of Directors  on  or  after  the

     Effective Date of this Plan as set forth in Item 3.1, who is not  an employee of the Company and who does not qualify  to receive a retirement benefit under any pension plan  of  the

     Company or its subsidiaries other than this Plan.

2.7  "Employee"  means a person employed by the  Company  or  its subsidiaries in any capacity other than as a Director.

2.8  "Plan"   means   this  Retirement  Plan   for   Non-Employee

     Directors.

2.9  "Service" means service as an Eligible Director.


                          ARTICLE III

                         EFFECTIVE DATE

3.1  This  Plan shall be effective as of September 12, 1989  (the

     "Effective Date").



                           ARTICLE IV

                         PARTICIPATION

4.1  Each Eligible Director serving on the Board of Directors  on or  after the Effective Date and prior to February 6,  1998,

     who does not elect to cease participation under the Plan  as set forth in Item 4.2, shall participate in the Plan.

4.2  During the period of February 6, 1998 to April 6, 1998,  an

     Eligible  Director who is currently serving on the Board  of

     Directors  may  make an irrevocable one time  election  to cease participation under the Plan effective January 1, 1998  and have the  current  value  of  the Eligible  Director's  projected benefit  under the Plan, as determined by the Board of Directors,

     credited to a special account under the Milacron  Inc.

     Plan for the Deferral of Directors' Compensation, to be held and  paid  in  accordance  with  the  terms  of  such  plan, as amended effective February 6, 1998.  No benefits shall be payable from the Plan after the  date of the election.


                           ARTICLE V

                  RETIREMENT BENEFITS/VESTING

5.1  An  Eligible Director's annual retirement benefit under this

     Plan  shall  be vested when he has six (6) years of  Service and  shall be equal to a percentage of that Director's  Base

     Retainer in accordance with the table below:

          Years  of Service         Percentage of  Base Retainer

          Less than 6 years                               0%
              6 years                                    60%
              7 years                                    70%
              8 years                                    80%
              9 years                                    90%
             10 years and above                         100%

     In  no  event  shall  an Eligible Director's  percentage  of benefit under this Plan exceed One Hundred Percent (100%) of the Eligible Director's Base Retainer.


                           ARTICLE VI

                        YEARS OF SERVICE

6.1  For  purposes of this Plan, one year of Service  shall  mean

     365  days of Service as an Eligible Director beginning  with an  Eligible  Director's initial election or appointment  to the Board of Directors.

6.2  In  the event of a break in Service, a Director's Service as an  Eligible Director before and after the break in  Service shall  be combined to determine years of service for vesting as set forth in Item 5.1.

6.3  A  Director's Service as an Eligible Director prior  to  the

     Effective  Date of this Plan shall count toward the  vesting rules of Item 5.1.


                          ARTICLE VII

                 PAYMENT OF RETIREMENT BENEFITS

7.1  An  Eligible Director will be entitled to receive retirement benefits upon (i) the vesting of the benefit as set forth in

     Item 5.1 and (ii) the Eligible Director reaching age seventy

     (70).  An Eligible Director who has met the two requirements in  the  preceding  sentence shall be  entitled  to  receive retirement benefits whether or not the Eligible Director  is a  member of the Board of Directors on his seventieth (70th)

     birthday.

7.2  All  retirement  benefits  hereunder  shall  be  payable  in monthly  installments equal to one-twelfth (1/12th)  of  the

     annual  amounts  determined under this  Plan.   An  Eligible

     Director's  vested  retirement benefit  hereunder,  if  any,

     shall  be  payable  for the life of the  Eligible  Director,

     commencing   on  the  month  next  following  the   Eligible

     Director's seventieth (70th) birthday.


                          ARTICLE VIII

                         DEATH BENEFIT

8.1  Notwithstanding  anything herein to  the  contrary,  in  the event an Eligible Director whose benefit under this Plan  is vested  dies  prior to age seventy (70),  his  estate  shall receive thirty-six (36) monthly payments in an amount  equal to  one-twelfth (1/12th) of his annual vested benefit on the date  of his death.  In the event an Eligible Director whose benefit  under this Plan is vested dies after attaining  age seventy  (70) but prior to receiving thirty-six (36) monthly retirement  payments, the Eligible Director's  estate  shall receive  monthly  payments in an amount equal  to  the  last monthly  payment received hereunder by the Eligible Director before  his  death  and for a number of months  which,  when added  with  the  number of payments the  Eligible  Director

     received  during life, equal thirty-six (36).   The  Company

     may,  at  its  option,  make  the  payments  above  to   the

     Director's  estate  in a lump sum payment  calculated  on  a present value basis.


                           ARTICLE IX

                            FUNDING

9.1  This Plan shall be unfunded.


                           ARTICLE X

                      PLAN ADMINISTRATION

10.1 The   general   administration  of   this   Plan   and   the

     responsibility for carrying out the provisions hereof  shall be  vested  in the Compensation Committee.  The Compensation

     Committee  may adopt such rules and regulations  as  it  may deem  necessary for the proper administration of this  Plan,

     which  are not inconsistent with the provisions hereof,  and its  decision in all matters shall be final, conclusive  and binding.


                           ARTICLE XI

                   AMENDMENT AND TERMINATION

11.1 The  Board  of Directors reserves in its sole and  exclusive discretion  the right at any time and from time to  time  to amend  this  Plan  in  any respect or  terminate  this  Plan without  restriction and without the consent of any Eligible

     Director,   provided,   however,  that   no   amendment   or

     termination  of  this Plan shall impair  the  right  of  any

     Eligible  Director  to receive benefits  which  have  become vested  pursuant  to  Item 5.1 prior to  such  amendment  or termination, except as provided in Item 4.2.


                          ARTICLE XII

                    MISCELLANEOUS PROVISIONS

12.1 Nothing  contained  in  this Plan guarantees  the  continued

     retention of a Director on the Board of Directors, nor  does this  Plan limit the right to terminate a Director's Service on the Board of Directors.

12.2 No  retirement  benefit payable hereunder may  be  assigned,

     pledged,  mortgaged  or  hypothecated  and,  to  the  extent permitted  by  law,  no  such retirement  benefit  shall  be subject  to  legal process or attachment for the payment  of any claims against any person entitled to receive the same.

12.3 If  an  Eligible Director entitled to receive any retirement benefit  payments  hereunder is deemed by  the  Compensation

     Committee   or   is  adjudged  by  a  court   of   competent

     jurisdiction to be legally incapable of giving valid receipt and  discharge  for such retirement benefit,  such  payments shall  be paid to such person or persons as the Compensation

     Committee shall designate or to the duly appointed  guardian or  other  legal  representative of such Eligible  Director.

     Such  payments  shall,  to  the extent  made,  be  deemed  a complete discharge for such payments under this Plan.

12.4 Payments made by the Company under this Plan to any Eligible

     Director  shall be subject to withholding as shall,  at  the time  for such payment, be required under any income tax  or other  laws,  whether  of the United  States  or  any  other jurisdiction.

12.5 All  expenses and costs in connection with the operation  of this Plan shall be borne by the Company.

12.6 The  provisions of this Plan will be construed according  to the laws of the State of Ohio.

12.7 The masculine pronoun wherever used herein shall include the feminine  gender  and  the feminine the  masculine  and  the singular number as used herein shall include the plural  and the plural the singular unless the context clearly indicates a different meaning.

12.8 The titles to articles and headings of sections of this Plan are  for  convenience of reference only and in case  of  any conflict, the text of the Plan, rather than such titles  and headings, shall control.


                          ARTICLE XIII

                       CHANGE OF CONTROL

13.1 The  provisions  of  Section  13.3  shall  become  effective immediately  upon the occurrence of a Change of Control  (as defined in Section 13.2).

13.2 "Change of Control" - shall mean any one of the following:

     (a)       Any person or group of persons (as defined in

               Rule  13d-5 under the Securities Exchange  Act  of

               1934),  together with its affiliates, becomes  the

               beneficial  owner,  directly  or  indirectly,   of

               twenty  (20%) percent or more of the voting  power

               of  the then outstanding securities of the Company

               entitled to vote for the election of the Company's

               Directors;  provided that the acquisition  of  any

               amount  of  the  outstanding  securities  of   the

               Company entitled to vote for the election  of  the

               Company's  Directors by any employee benefit  plan

               (within  the  meaning  of  Section  3(3)  of   the

               Employee  Retirement Income Security Act of  1974,

               as  amended)  maintained by  the  Company  or  any

               affiliate  of  the Company shall not constitute  a

               Change of Control for purposes of this Plan;

          (b)  the sale of substantially all of the assets of the

               Company, or the liquidation or dissolution of  the

               Company,   or   the  approval   by   the   Company

               stockholders of the merger or consolidation of the

               Company with any other corporation, except, if  in

               the   case  of  a  merger  or  consolidation,  the

               incumbent Directors in office immediately prior to

               such  merger  or consolidation will constitute  at

               least  2/3  of  the  Directors  of  the  surviving

               corporation  or  of any parent (as  such  term  is

               defined   in   Rule  12b-2  under  the  Securities

               Exchange Act of 1934) of such corporation; or

          (c)  at  least 2/3 of the incumbent Directors in office

               immediately  prior  to any action,  taken  by  the

               Company's  stockholders  or  otherwise  occurring,

               determines  that  such  action,  if  taken,  would

               constitute a change of control of the Company  and

               such action is taken.

13.3     (a)   Section  7.2  is  deleted and  the  following  is

               inserted in lieu thereof:

               All  vested  retirement  benefits  hereunder
               shall be immediately payable upon a Change of Control in one lump sum payment. The lump sum shall be the present value actuarially determined with reference to the life expectancy of the Eligible Director whose benefits have vested pursuant to this Plan and prevailing interest rates.

         (b)   Section 12.4 is deleted.

         (c)   New Section 12.9 is inserted as follows:

               Notwithstanding any other provisions of the Plan to the contrary:

              (i) the vested benefit hereunder of any Eligible Director as of the date of a Change of Control may not be reduced;

              (ii) any   Service  accrued  by  an  Eligible
                   Director as of the date of a Change of Control cannot be reduced.